Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 6 - Subsequent Events

On April 7, 2014, the Company signed a non-binding term sheet with a private equity firm (the “Investor”) in connection with a potential convertible debt facility. Under the proposed terms, the Investor would provide the Company with a $22 million convertible debt facility that would be available to the Company for two years after the closing date. In addition, the terms contemplate that the Company would grant a 30 day option to the Investor to purchase up to $8 million of the Company’s common stock in a private placement for $6.00 per share. The convertible debt facility would be secured by certain of the Company’s assets and would be available immediately upon closing. The outstanding debt would accrue interest at 14% per annum with interest payments due in arrears. Any amounts drawn under the facility would be due and payable in full four years from closing. Any outstanding balance under the convertible debt facility may be converted into the Company’s common stock at a price of $6.00 per share at the option of the Investor. The Company would maintain the ability to repay the debt facility or force conversion after one year. The convertible debt facility will maintain customary financial and other covenants. The Company can provide no assurances at this time that the transactions contemplated by such term sheet will be consummated in accordance with the terms set forth in the term sheet, or at all.

On May 1, 2014, the Company entered into an agreement with Fotech Oil & Gas Solutions, Inc. (“Fotech”) to purchase equipment and secure exclusive rights to market, sell, utilize and distribute such equipment in Argentina and Mexico (the “Exclusive Purchase Agreement”). Under the terms of the Exclusive Purchase Agreement, the Company agreed to purchase proprietary distributed acoustic recording systems, which record and process acoustic and temperature signals from oil and gas wells using fiber optic technology. The agreement calls for the purchase of $500,000 in equipment and provides an additional $500,000 payment for the exclusivity previously described. The equipment is expected to be delivered in the second quarter of 2014 and will be used to fulfill the Company’s obligations with customers requesting down-hole well diagnostics.

L. Subsequent Events

On January 8, 2014, the Company entered into an equipment purchase order with Stewart & Stevenson Manufacturing Technologies LLC (“S&S”). Under the terms of the purchase order, the Company agreed to purchase and S&S agreed to sell, certain pressure pumping equipment for a total purchase price of up to $8,093,870, of which a deposit was paid as a down payment at signing. The total purchase price included an option for certain additional equipment to be included in the equipment package. The equipment package is expected to be delivered during the second quarter of 2014 and will be used to fulfill our obligations under the Letter of Intent announced on December 19, 2013 to provide well stimulation and completion services in the Neuquén province of Argentina.

On January 9, 2014, the Company signed a letter of intent with an independent third party lender to provide a minimum of $4 million in financing towards an equipment package currently being procured for our growing operations in Argentina. The equipment will serve as collateral under the three-year loan agreement. During the period while the loan is outstanding, the Company will be required to make quarterly interest payments with the principal due at the end of the three year period unless mutually extended for up to two additional years. The equipment being procured consists primarily of pressure pumping and related equipment.